Exhibit 99.9


MBNA MASTER CREDIT CARD TRUST 1994-1

KEY PERFORMANCE FACTORS
December 31, 1996

Scheduled Maturity                                                 9/15/99


Coupon                                                    5.7750%


Excess Protection Level
   3 Month Average  6.13%
      December, 1996  5.88%
      November, 1996  6.18%
      October, 1996  6.32%



Cash Yield                                              18.34%


Investor Charge Offs                                    4.19%


Base Rate                                               8.28%


Over 35 Day Delinquency                                 5.01%


Seller's Interest                                       28.15%


Total Payment Rate                                      10.26%


Total Principal Balance                                $8,443,749,170.63


Investor Participation Amount                          $750,000,000.00


Seller Participation Amount                            $2,377,082,503.90